UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 22, 2018

EMERGENT CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Florida	001-35064	30-0663473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	5355 Town Center Road, Suite 701 Boca Raton, Florida	33486
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (561) 995-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Definitive Material Agreement.

On January 22, 2018, Emergent Capital, Inc. (the “Company”) entered into a stock purchase agreement (the “Agreement”) with SB Holdings, Inc., a California corporation (“Holdings”), and Sherman, Clay & Co. an Indiana corporation and wholly-owned Subsidiary of Holdings (“Sherman, Clay”) pursuant to which the Company agreed to purchase all of the issued and outstanding capital stock of Sherman, Clay from Holdings for an initial purchase price of 18,000,000 shares (the “Initial Shares”) of the Company’s common stock par value $0.01 per share (“Common Stock”), of which 2,700,000 will be held back for up to 18 months from closing to offset potential indemnified claims. The initial purchase price is subject to increase pursuant to earn-outs based on financial performance during the first year after the acquisition closes (the “Additional Shares” and, together with the Initial Shares, the “Consideration Shares”) as provided for in the Agreement.

The Agreement contains standard representations and warranties related to each party, and may be terminated prior to the closing under certain circumstances. The closing of the purchase of Sherman, Clay under the Agreement (the “Purchase”) is subject to a number of closing conditions, including certain regulatory approvals and obtaining financing for working capital and general corporate purposes, and is anticipated to occur no later than the second quarter of 2018.

In connection with the consummation of the Purchase, the Company also agreed to, among other things, enter into a registration rights agreement pursuant to which it will register the resale of the Consideration Shares.

The foregoing description of the Agreement is qualified in its entirety by reference to such agreement, which will be filed in accordance with SEC regulations.

On January 25, 2018, the Company issued a press release announcing the Agreement, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1        Press Release dated January 25, 2018, announcing the Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
January 25, 2018

EMERGENT CAPITAL, INC.
(Registrant)

By:	/s/ Miriam Martinez
Miriam Martinez
Chief Financial Officer